WARRANT AGENCY AGREEMENT

     This Warrant Agency Agreement (the "Agreement") is entered into as of the ____ day of _____________ (the "Effective Date") by and between Fan Energy Inc., a Nevada corporation (the "Corporation"), and Atlas Stock Transfer Corp., a Utah corporation (the "Warrant Agent").

                                    RECITALS

     A. The Corporation intends to offer to the public (the "Offering") 300,000 units (the "Units"), each consisting of one share of the Corporation's $0.001 par value common stock (the "Stock") and one warrant (the "Warrants") to purchase additional shares of the Stock.

     B. The 300,000 Warrants that the Corporation intends to issue in connection with its proposed public offering will entitle the holders to purchase an aggregate of 300,000 shares of the Stock (the "Warrant Shares").

     C. The Corporation desires to provide for issuance of certificates representing the Warrants (the "Warrant Certificates") and the Warrant Shares.

     D. The Corporation and the Warrant Agent desire that the Warrant Agent act on behalf of the Corporation with respect to the issuance, registration, transfer and exchange of the Warrant Certificates, the exercise of the Warrants, and the issuance of certificates representing the Warrant Shares.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in the Agreement, the parties agree as follows:

                                    AGREEMENT

     1. Agreement to Act as Warrant Agent. Subject to the terms and conditions of this Agreement, the Corporation hereby appoints the Warrant Agent, and the Warrant Agent hereby agrees to be retained by the Corporation, as the Corporation's agent in connection with the issuance, registration, transfer and exchange of the Warrant Certificates and the exercise of the Warrants.

     2. Duties of the Warrant Agent. The Warrant Agent shall act as an agent for the Corporation in a ministerial capacity, and the Warrant Agent's duties shall be determined solely by the provisions of this Agreement. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act, be deemed to make any representation as to the validity, value or authorization of the Warrants, the Warrant Shares or the Warrant Certificates. The Warrant Agent shall have no duty or responsibility to any holder of a Warrant Certificate to adjust the exercise price of a Warrant or to determine whether any fact exists that may require an adjustment of the exercise price pursuant to
Section 14 of this Agreement. Any notice, statement, instruction, request, direction, order or demand of the Corporation to the Warrant Agent shall be evidenced by instructions from an officer of the Corporation. The Warrant Agent shall not be liable for any action taken or omitted by it in accordance with any such notice, statement, instruction, request, direction, order or demand.

     3. Compensation. In consideration of the Warrant Agent's services pursuant to this Agreement, the Corporation has appointed the Warrant Agent to be the stock transfer agent and registrar for its Stock pursuant to a separate agreement between the Corporation and the Warrant Agent. The Corporation also agrees to reimburse the Warrant Agent for any extraordinary out-of-pocket expenses reasonably incurred by tue Warrant Agent in performance of its duties under this Agreement. The Warrant Agent shall present the Corporation with an itemized account of all such expenses not less frequently than monthly.

     4. Delivery of Warrant Certificates. Warrant Certificates representing the Warrants shall be executed by the proper officers of the Corporation and delivered to the Warrant Agent after execution of this Agreement. Such Warrant Certificates shall be attached to certificates representing an aggregate of 300,000 shares of the Stock and shall be distributed by the Warrant Agent to the purchasers of Units in the Corporation's public offering.

     5. Form and Execution of Warrant Certificates.

          (a) The Warrant Certificates shall be substantially in the form attached to this Agreement as Exhibit A, and may be printed, lithographed or engraved with such letters, numbers or other marks of identification and such legends, summaries or endorsements as are not inconsistent with the provisions of this Agreement and as the Corporation deems appropriate. The Warrant Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates.

          (b) Each Warrant Certificate shall be issued initially only when attached to a stock certificate representing that number of shares of the Stock which is equal to the number of Warrant Shares set forth on the face of the Warrant Certificate. The Warrant Certificates shall be numbered serially in accordance with the stock certificates to which they are attached with the letter "W" appearing on each Warrant Certificate. The Warrant Certificates may be detached from the stock certificates as of the effective date of the prospectus covering the Corporation's public offering (the "Prospectus"). After detachment from the stock certificates, Warrant Certificates may be issued by number preceded by the letter "W" without regard to the number of the stock certificate to which the Warrant Certificate was initially attached.

          (c) The Warrant Certificates shall be executed on behalf of the Corporation by its authorized officers, by manual signatures or facsimile signatures, and shall be printed with a facsimile of the Corporation's seal. The Warrant Certificates shall be manually countersigned by the Warrant Agent, and shall not be valid for any purpose unless so countersigned. In the event any officer of the Corporation who executed a

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     Warrant Certificate shall cease to be an officer of the Corporation before the date of issuance of the Warrant Certificate or before countersignature and delivery by the Warrant Agent, the Warrant Certificate may be countersigned, issued and delivered by the Warrant Agent with the same force and effect as though the person who signed the Warrant Certificate had not ceased to be an officer of the Corporation. The Corporation shall file promptly with the Warrant Agent such approval, adoption or ratification as may be required by law.

     6. Warrant Agent's Records. The Warrant Agent shall maintain transfer books at its principal office (the "Corporate Office") in which all Warrant Certificates, and the transfer of all Warrant Certificates, shall be registered. The Corporation shall be entitled from time to time to a listing of Registered Holders and to mailing services provided by the Warrant Agent at the Warrant Agent's standard fees for such services.

     7. Exercise of Warrants. Each one Warrant shall entitle the holder in whose name the applicable Warrant Certificate is registered in the books maintained by the Warrant Agent (the "Registered Holder") to purchase one Warrant Share (subject to modification as provided in Section 14 of this Agreement) upon exercise of the Warrants. Each Warrant evidenced by a Warrant certificate may be exercised at any time during the period commencing on the effective date of the Prospectus and terminating at 5:00 p.m., Denver, Colorado time on the date which is three years after the date of the commencement of the Offering (the "Exercise Period"). The Warrants shall not be exercisable after the termination of the Exercise Period (the "Expiration Date") unless the Corporation has amended this Agreement to extend the Exercise Period. The exercise price for the Warrants (the "Exercise Price") will be $0.10 per Warrant or $0.10 per Warrant Share acquired. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the delivery to the Warrant Agent by the Registered Holder (the "Exercise Date") of (i) the Warrant Certificate, provided that the subscription form contained on the back of the Warrant Certificate has been completed in full by the Registered Holder or its duly authorized attorney, and (ii) payment of the aggregate Exercise Price in cash or by bank cashier's check or certified check. The Registered Holder of the Warrant shall be treated for all purposes as the holder of the Warrant Shares as of the close of business on the Exercise Date. Warrant Certificates may be exercised in whole or in part.

     8. Fractional Shares. No fractional Warrant Shares will be issuable upon the exercise of a Warrant. if the exercise of a Warrant would otherwise require the issuance of fractional Warrant Shares, the Corporation will purchase the fractional interest from the Registered Holder on the Exercise Date for a price equal to the lesser of $0.10 per Warrant comprising the fractional interest, or the market value of the fractional Warrant Shares. For purposes of calculating market value as provided in the preceding sentence, the market value of one Warrant Share shall be equal to the closing reported bid price for the Stock on the day prior to the Exercise Date (or on the preceding business day if such date is on Saturday, Sunday or a holiday), on either a national or local over-the-counter market, as reported by the Wall Street Journal provided, that if no published bid price is available, the market value of one Warrant Share

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



shall be the average of the mean between the bid and asked prices for the Stock as quoted on that date by any two independent persons or entities making a market for the Stock, such persons or entities to be selected by the Warrant Agent.

     9. Issuance of Warrant Shares. As soon as practicable on or after the Exercise Date, the Warrant Agent shall issue and deliver to the Registered holder one or more certificates for the number of Warrant Shares deliverable upon such exercise. No adjustment shall be made to the Registered Holder as a result of cash dividends paid by the Corporation prior to the Exercise Date.

     The Corporation and the Warrant Agent acknowledge that the Corporation will be required to deliver a Prospectus (the Prospectus) that satisfies the requirements of Section 9 of the Securities Act of 1933, as amended (the "1933 Act") with the Warrant shares that are issued in connection with any exercise of the Warrants. The Corporation and the Warrant Agent further acknowledge that the Corporation must have a registration statement (or a post-effective amendment to an existing registration statement) effective under the 1933 Act in order for the Corporation to comply with the Prospectus delivery requirements described in the preceding sentence. The Corporation covenants and agrees that to the extent necessary to comply with the requirements of the 1933 Act, the Corporation will file a registration statement (or post-effective amendment to an existing registration statement) and will use its best efforts to cause the same to become effective.

     The Corporation covenants and agrees that it will advise the Warrant Agent of the status of the Corporation's registration statement under the 1933 Act, and that the Corporation will advise the Warrant Agent immediately if the effectiveness of the Corporation's registration statement should lapse.

     The Corporation agrees to furnish the Warrant Agent with, and the Warrant Agent agrees to deliver, copies of the Corporation's Prospectus to be delivered with the Warrant Shares upon any exercise of the Warrant. The Corporation agrees to indemnify the Warrant Agent against any and all losses, expenses and liabilities that the Warrant Agent may incur in Connection with the delivery of copies of the Corporation's Prospectus to Registered Holders upon any exercise of the Warrants.

     The Warrant Agent promptly shall notify the Corporation in writing of any exercise of a Warrant and of the number of Warrant Shares delivered. The Warrant Agent shill pay to the Corporation on a weekly basis cash in an amount equal to the collected funds that the Warrant Agent has received upon exercise of the Warrants. The Warrant Agent shall hold any proceeds collected by it and not yet paid to the Corporation in a federally insured account. Except as provided in
Section 11 of this Agreement, no fees will be charged by the Warrant Agent to the Corporation or to the Registered Holders for initial administration and issuance of Warrant shares to the purchasers of Units in the corporation s public offering.

     10. Reservation of Shares. The Corporation shall at all tines reserve and have available as authorized stock the number of shares of Stock for which Warrants remain outstanding. The Corporation agrees that all Warrant Shares issued by the Corporation shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. If any shares of the Stock reserved for the exercise of Warrants require registration with or

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



approval of any government authority under any federal or state law before they may be validly issued or delivered, the Corporation will in good faith and as expeditiously as possible attempt to obtain the required registration or approval.

     11. Taxes. The Registered Holder shall pay all documentary, stamp or similar taxes and other governmental charges imposed with respect to the issuance of the Warrants or the Warrant Shares. In the event that the Warrant Agent is directed to deliver Warrant Shares to anyone other than the Registered Holder, no delivery shall be made unless the person to whom delivery is to be made has paid all taxes and other charges incident to the delivery of the Warrant Shares.

     12. Registration of Transfer. The Warrant Certificates may be exchanged or transferred in whole or in part. Registered Holders that desire to exchange Warrant Certificates shall surrender the Warrant certificates to the Warrant Agent at the Warrant Agent's principal office (the "Corporate Office"). The Corporation shall then execute and the Warrant Agent shall countersign, issue and deliver the Warrant Certificate or Certificates that the Registered Holder is entitled to receive. Registered holders that desire to transfer Warrant Certificates shall present the Warrant Certificates to the Warrant Agent at the Corporate office for registration of transfer. The Corporation shall then execute and the Warrant Agent shall countersign, issue and deliver to the transferee or transferees one or more new Warrant Certificates representing an equal number of Warrants. All Warrant Certificates presented to the Warrant Agent for registration of transfer shall have the notice of assignment contained on the back of the Warrant Certificate completed in full by the Registered Holder or its duly authorized attorney. A $20 fee shall be paid by the Registered Holder for any registration of transfer of a Warrant Certificate and for issuance of new Warrant Certificates to anyone other than the Registered Holder. The Registered Holder also may be required to pay a fee sufficient to cover any tax or other government charge imposed in connection with the transfer of the Warrant certificate. Prior to presentment by a Registered Holder of a Warrant Certificate for transfer pursuant to this Section 12, the Corporation and the Warrant Agent may treat the Registered Holder as the absolute owner of the Warrant or Warrants represented by the Warrant Certificate regardless of any notations of ownership or other markings that have been made by anyone other than the Corporation or the Warrant Agent on the Warrant Certificate.

     13. Loss or Mutilation. Upon receipt by the Warrant Agent of evidence satisfactory to it as to the ownership of, and the loss, theft, destruction or mutilation of, any Warrant Certificate, the Corporation shall execute and the Warrant Agent shall countersign, issue and deliver to the Registered Holder a new Warrant certificate evidencing the same number of Warrants as evidenced by the lost, stolen, destroyed or mutilated Warrant Certificate; provided, however, that in the case of a lost, stolen or destroyed Warrant Certificate, no new Warrant Certificate shall be issued until the Registered Holder has indemnified the Corporation and the Warrant Agent in writing in an amount that the Warrant Agent determines is satisfactory to indemnify both the Corporation and the Warrant Agent against damages incurred by either of them as a result of the loss, theft or destruction of the Warrant Certificate. In the case of a mutilated Warrant Certificate, no new Warrant Certificate shall be issued until the mutilated Warrant Certificate is surrendered by the Registered Holder to the


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Warrant Agent for cancellation. Registered Holders requesting substitute Warrant
Certificates pursuant to this Section also shall comply with such other regulations and pay such other reasonable charges as the Corporation may prescribe.

     14. Adjustments and Anti-Dilution Provisions: Stock Dividends, Reclassification, Reorganization, Merger, Spin-Off, Dissolution, And Liquidation.

          (a) If, at any time prior to the expiration of the Warrants either by their terms or by their exercise, the Corporation increases or decreases the number of its issued and outstanding shares of Stock, or changes in any way the rights and privileges of such shares, by means of (i) the payment of a stock dividend or the making of any other distribution on such shares payable in its Stock, (ii) a forward or reverse stock split or subdivision of shares, (iii) a consolidation or combination of shares, or (iv) a reclassification or recapitalization involving its Stock, then the Exercise Price in effect at the time of such action and the number of shares of the Stock purchasable upon the exercise of the Warrants at that time shall be proportionately adjusted so that the numbers, rights, and privileges relating to the shares of the Stock then purchasable upon the exercise of the Warrants shall be increased, decreased or changed in like manner, for the same aggregate purchase price set forth in the Warrants, as if the Stock purchasable upon the exercise of the Warrants immediately prior to the event at issue had been issued, outstanding, fully paid and nonassessable at the time of that event. As an example, if the Corporation were to declare a two-for-one forward stock split or a 100% stock dividend, then the number of shares of Stock purchasable upon the exercise of the Warrants would be doubled and the Exercise Price for all of those Warrant Shares would be reduced by 50%. These adjustments would result in the Registered Holders' rights under the Warrants not being diluted by the stock split or stock dividend. Any dividend or other distribution paid or distributed upon the Stock in stock of any other class of securities convertible into shares of the Stock shall be deemed to be a dividend paid in the Stock subject to the provisions of this subsection (a) to the extent that shares of the Stock are issuable upon the conversion of the distributed securities.

          (b) Upon the occurrence of any of the following events prior to the expiration of the Warrants either by their terms or their exercise, if the notice required by Section 15 below has been given, the Warrants shall automatically terminate and be of no further force or effect whatsoever:
     (i) the merger or consolidation of the Corporation with one or more other corporations, regardless of which entity survives the transaction; or (ii) the dissolution or liquidation of the Corporation. Upon the occurrence of any of the following events prior to the expiration of the Warrants either by their terms or their exercise, notice of which events is not required, the Warrants shall automatically terminate and be of no further force or effect whatsoever: (i) the appointment of a receiver for all, or substantially all, of the Corporation's assets or business; or (ii) the appointment of a trustee for the Corporation after a petition has been filed for the Corporation's reorganization under applicable insolvency statutes.



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


          (c) Whenever the Exercise Price and the aggregate number of shares of Stock purchasable upon the exercise of Warrants shall be adjusted pursuant to subsection (a) above, the Board of Directors of the corporation shall determine the adjustment to be made, in accordance with the terms and conditions of this Agreement, and the Corporation promptly shall file with the Warrant Agent at the Corporate Office an Officers' Certificate executed by the Corporation's President and Secretary or Assistant Secretary describing the adjustment and setting forth, in reasonable detail, the facts requiring such adjustment and the basis for and the calculation of such Agreement. Each such Officers' Certificate shall be made available to the Registered Holders for inspection at the Corporate Office at all reasonable times. The Officers' Certificate described in this subsection
     (c) shall be deemed to be conclusive as to the correctness of the adjustment reflected therein. Failure to prepare or provide the Officers' Certificate shall not modify the parties' rights under this Agreement.

          (d) No adjustment of the Exercise Price or of the number of shares of stock purchasable upon the exercise of Warrants shall be made as a result of or in connection with the issuance of shares of the stock pursuant to
     (i) option plans, options, warrants and share purchase agreements outstanding or in effect as of the date of this Agreement, (ii) the establishment of additional option plans, or the modification, renewal or extension of any option plan in effect as of the date of this Agreement, or the issuance of shares of Stock pursuant to any such plan, (iii) any acquisition of property or assets by the corporation, or (iv) any compensation arrangement for the Corporation's officers, employees or agents.

          (e) Except for this subsection (e), a summary of the information contained in Section 14 of this Agreement shall be printed on the reverse side of all warrant certificates.

     15. Notice of Certain Events. In case, prior to the expiration of the Warrants either by their terms or by their exercise, any of the following shall occur:

          (a) the Corporation shall declare a dividend or authorize any other distribution on its stock;

          (b) the corporation shall authorize the granting to the shareholders of its Stock of rights to subscribe for or purchase any securities or any other similar rights;

          (c) any reclassification, reorganization, or similar change of the Stock, or any consolidation or merger to which the Corporation is a party, or the sale, lease, or exchange of all, or substantially all, of the assets of the Corporation;

          (d) the voluntary or involuntary dissolution, liquidation or winding up of the corporation; or

          (e) any purchase, retirement or redemption by the Corporation of its Stock;


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



then, and in any such case, the Corporation shall deliver to the Registered Holders and the Warrant Agent written notice of such event at least 30 days prior to the earliest applicable such event at least 30 days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following:

               (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if record is not to be taken, the date as of which the holders of the Stock of record to be entitled to such dividend, distribution or rights is to be determined;

               (ii) the date on which such reclassification, reorganization, consolidation, merger, sale, lease, exchange, dissolution, liquidation, winding up, purchase retirement or redemption is expected to become effective, and the date, if any, as of which the holders of the Stock of record shall be entitled to exchange their Stock for securities or other property deliverable upon such event; and

               (iii) if any matter referred to in the foregoing clauses (i) and
          (ii) are to be voted upon by holders of the Stock, the date as of which those shareholders to be entitled to vote are to be determined.

     16. Record Holders. For purposes of Section 14 and 15 of this Agreement, and for all other purposes, the Corporation may deem and treat the Registered Holders as the absolute owners of the Warrants, and the Corporation shall not be affected by any notice to the contrary.

     17. Dividends. Ownership of a Warrant shall not entitle the Registered Holder to any of the rights of a shareholder of the Corporation or to any dividend declared on the Stock unless the Registered holder shall have exercised the warrant and purchased the Warrant Shares prior to the record date fixed by the Corporation's Board of Directors for the determination of holders of the Stock entitled to the dividend or other right.

     18. Indemnification of Warrant Agent.

          (a) The Warrant Agent shall not (i) be liable for any recital or statement of fact contained in this Agreement or for any action taken or omitted by it in reliance on any Warrant Certificate or any other document or instrument believed by it in good faith to be genuine and to have been signed or delivered by the proper party or parties, (ii) be responsible for any failure on the part of the corporation to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates, or (iii) be liable for any act or omission in connection with this Agreement except if caused by its own negligence or willful misconduct.


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          (b) At any time the Warrant Agent may apply to an officer of the
     Corporation for instructions or information, and may consult with counsel for the Corporation or its own counsel, in respect to any matter arising in connection with the Warrant Agent's agency under this Agreement, and the Warrant Agent shall not be liable for any action taken or omitted by it in good faith in accordance with such instructions, information or advice or opinion of such counsel. The Warrant Agent also shall be protected in recognizing Warrant certificates that the Warrant Agent reasonably believes bear the proper manual or facsimile signatures of the officers of the Corporation and the proper counter-signature of the warrant Agent or registrar.

          (c) The Corporation agrees to indemnify the Warrant Agent against any and all losses, expenses and liabilities, including judgments, court costs and attorneys' fees, incurred by the Warrant Agent as a result of any action taken or omitted by the Warrant Agent in the execution of its duties and powers under this Agreement, except if incurred by the Warrant Agent as a result of the Warrant Agent's own breach, negligence or willful misconduct.

     19. Resignation by or Termination of Warrant Agent. The Warrant Agent may resign its duties under this Agreement or the Corporation may terminate the Warrant Agent, and the Warrant Agent shall be discharged from all further duties and liabilities under this Agreement (except liabilities arising as a result of the Warrant Agent's breach, negligence or willful misconduct), upon 40 days' prior written notice to the other party. At least 15 days prior to the date on which such resignation or termination is to become effective, the Corporation shall mail a copy of the notice of resignation or termination to each Registered Holder. The Corporation shall appoint a new warrant agent within 30 days after the date of the notice of termination or resignation. If the corporation fails to appoint a new warrant agent within the 30-day period described in the preceding sentence, then any Registered Holder may apply to any court of competent jurisdiction for the appointment of a new warrant agent. If the Warrant Agent resigned its duties tinder this Agreement, absent a breach of this Agreement by the Corporation, the Warrant Agent shall pay all reasonable charges and fees of the new warrant agent. After acceptance in writing of the appointment of a new warrant agent is received by the Corporation, the new warrant agent shall be vested without any further assurance, conveyance, act or deed with the same rights, powers, duties and responsibilities as if it had been originally named as the Warrant Agent in this Agreement; provided, however, that if either the Corporation or the new warrant agent feels that it is necessary or expedient to perform, execute and deliver any further assurance, conveyance or deed or to perform any act, it shall be done as soon as practicable at the expense of the Corporation. The Corporation shall file a notice of appointment of new warrant agent with the resigning or terminated Warrant Agent and shall mail a copy of the notice to each Registered Holder.

     20. Successor Warrant Agent. Any corporation into which the Warrant Agent or any new warrant agent is converted or merged, or any corporation resulting from the consolidation of the Warrant Agent or any new warrant agent with any other corporation, or any corporation succeeding to the corporate trust business of the Warrant Agent or any new warrant agent, shall be a successor warrant agent under this Agreement. Any such successor warrant agent shall promptly


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


cause notice of its succession as warrant agent to be mailed to the Corporation and to each Registered Holder. No further action shall be required for the establishment and authorization of a successor warrant agent

     21. Other Dealings Between the Corporation and the Warrant Agent. The Warrant Agent and its officers, directors, subsidiaries, and affiliates may buy, hold or sell Warrants or other securities of the corporation and otherwise deal with the Corporation in the same manner and to the same extent and with the same effect as though it were not the Warrant Agent. Nothing contained in this Agreement shall preclude the Warrant Agent from acting in any other capacity for the Corporation.

     22. Modification. The Warrant Agent and the Corporation may by written agreement amend this Agreement in any manner that they deem necessary or appropriate to cure any ambiguity, mistake or error or to correct any defective or inconsistent provision contained in the Agreement or for any other reason; provided that no amendment may materially adversely affect the interests of the Registered Holders unless the written consent to such amendment from Registered Holders representing 66.66% of the outstanding Warrants is obtained. No increase in the Exercise Price or reduction in the number of Warrant Shares purchasable upon exercise of a Warrant shall be made without the written consent of all of the Registered Holders unless the change is specifically provided for in this Agreement; provided, however, that the Corporation reserves the right to extend the term of the Warrants and to reduce the exercise price of the Warrants. In the event of any such extension or reduction, the Corporation shall provide written notice thereof to all of the Registered Holders.

     23. Notice. Any notices pursuant to this Agreement shall be validly given or served if in writing and delivered personally or sent by registered, certified or first class mail, postage prepaid, to the following addresses:

          (a)  If to the Corporation:             Fan Energy Inc.
                                                  Trinity Place, Suite 720
                                                  1801 Broadway
                                                  Denver, Colorado  80202-3835

          (b)  If to the Warrant Agent:           Atlas Stock Transfer Corp.
                                                  5899 South State Street
                                                  Salt Lake City, Utah  84107

          (c)  If to a Registered Holder:         Address of Registered Holder
                                                  as shown in the records of the
                                                  Warrant Agent

or to such other addresses as any party may hereinafter designate to the others in writing. Delivery of any notice shall be deemed to be effective on the date set forth on the receipt of registered or certified mail or on the third day after mailing, if sent by first class mail.


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     24. Computation of Time. In computing any period of time under this
Agreement, the date of the act, event or default from which the designated period of time begins to run shall not sbe included. The last day of the period so computed shall be included unless it is a Saturday, Sunday or legal holiday, in which event the period shall run until the end of the next day which is not a Saturday, Sunday or legal holiday.

     25. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Corporation, the Warrant Agent, the Registered Holders and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

     26. Further Instruments. The parties shall execute and deliver any and all other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

     27. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and he enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

     28. Waiver. All of the rights and remedies of either party under this Agreement are cumulative and not exclusive ut any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent to any act or occurrence of any party where required shall not be deemed to be a consent to any other action or occurrence.

     29. Integration. This writing represents the entire Agreement and understanding of the parties with respect to the subject matter hereof; it may not be altered or amended except by an agreement in writing signed by both parties.

     30. Choice of Law. This Agreement has been made in and its validity, performance and effect shall be determined in accordance with the laws of the state of Colorado.

     31. Headings. The headings of Sections of this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

     IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed this Agreement on the dates indicated below.

                               THE CORPORATION:

                               FAN ENERGY INC.



                               By
                                  ----------------------------------------------
                                  George H. Fancher Jr., Chief Executive Officer

                               THE WARRANT AGENT:

                               ATLAS STOCK TRANSFER CORP.



                               By
                                  ----------------------------------------------
                                  Authorized Officer

                          [FORM OF WARRANT CERTIFICATE]
                                     [FACE]

The Warrants evidenced by this certificate were issued as part of a Unit consisting of one Shae of Common Stock and one Warrant each Warrant of which entitles the Warrant Holder to purchase one Share of Common Stock. THE WARRANTS MAY NOT BE EXERCISED IF THE SHARES HAVE NOT BEEN QUALIFIED FOR SALE IN THE STATE OF RESIDENCE OF THE WARRANT HOLDER.

                   VOID AFTER ______________, 2003

W ______________________________                              WARRANTS

                                               CUSIP _________________

                         WARRANT CERTIFICATE
                           FAN ENERGY INC.

     This Warrant Certificate certifies that __________________________________ or registered assigns (the "Warrant Holder"), is the registered owner of the above-indicated number of Warrants expiring at 5:00 p.m., Denver, Colorado time, on _____________, 2003 (the "Expiration Date "). Each full Warrant entitles the Warrant Holder to purchase from Fan Energy Inc. (the "Company"), a Nevada corporation, on or after the date hereof ("Exercise Date"), and on or before the Expiration Date, one fully paid and nonassessable share of Common Stock ($0.001 par value per share) of the Company at the purchase price of $0.10 per share until the Expiration Date (the "Exercise Price"), in lawful money of the United States of America for each full Warrant represented hereby upon surrender of this Warrant Certificate, with the exercise form hereon duly completed and executed, with payment of the Exercise Price at the office of Atlas Stock Transfer Corp., 5899 South State Street, Salt Lake City, Utah 84107 (herein called the "Warrant Agent"), but only subject to the conditions set forth herein and in a Warrant Agency Agreement dated as of ____________, 2000 (the "Warrant Agreement"), between the Company and the Warrant Agent. The Exercise Price, the number of shares purchasable upon exercise of each Warrant, the number of Warrants outstanding and the Expiration Date are subject to adjustments upon the occurrence of certain events set forth in the Warrant Agreement. Reference is hereby made to the provisions on the reverse side of this Warrant Certificate and the provisions of the Warrant Agreement, all at which are hereby incorporated by reference in and made a part of this Warrant Certificate and which shall for all purposes have the same effect as though fully set forth at this place.

     Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants, subject to any adjustments made in accordance with the provisions of the Warrant Agreement, shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, upon payment of the transfer fee and any tax or other governmental charge imposed in connection with such transfer.

     The Warrant Holder of the Warrants evidenced by this Warrant Certificate may exercise all or any whole number of such Warrants during the exercise period arid in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America by certified or cashier s check payable to the order of the Company. Upon any exercise of any Warrants evidenced by this Warrant Certificate in an amount less than the number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised. No adjustment shall be made for any dividends on any shares issued upon exercise of this Warrant.

     No Warrant may be exercised after 5:00 p.m., Denver, Colorado time, on the Expiration Date and any Warrant not exercised by such time shall become void, unless the Expiration Date is extended by the Company.

     This Warrant Certificate shall not be valid unless manually countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized officers, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be imprinted hereon.

                                        FAN ENERGY INC.,
Dated:                                  a Nevada corporation


By                                      By
  ----------------------------------      -------------------------------------
  Albert A. Golusin, Secretary            George H. Fancher Jr., Chairman

Countersigned:
ATLAS STOCK TRANSFER CORP.
Warrant Agent


By
   ---------------------------------
  Authorized Officer

                                    [REVERSE]

                           FORM OF WARRANT CERTIFICATE

                   Transfer fee $20.00 per Certificate issued

     This Warrant Certificate, when surrendered to the Warrant Agent at its principal office by the Warrant Holder, in person or by attorney duly authorized in writing, may be exch in the manner and subject to the limitations provided in the Warrant Agreement, without payment of a charge, except for any tax or other governmental charge imposed in ion with such exchange, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing a like number of Warrants, subject to any adjustments made in accordance with the provisions of the Warrant Agreement.

     The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for all purposes and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. No Warrant Holder, as such, shall have any rights of a shareholder of the Company, either at law or at equity, and the rights of the Warrant Holder, as such, are limited to those rights expressly provided in the Warrant Agreement and in the Warrant Certificates.

     Under Section 14 of the Warrant Agreement the Exercise Price is subject to adjustment if:

          (a) If, at any time prior to the expiration of the Warrants either by their terms or by their exercise, the Corporation increases or decreases the number of its issued and outstanding shares of Stock, or changes in any way the rights and privileges of such shares, by means of (i) the payment of a stock dividend or the making of any other distribution on such shares payable in its Stock, (ii) a forward or reverse stock split or subdivision of shares, (iii) a consolidation or combination of shares, or (iv) a reclassification or recapitalization involving its Stock, then the Exercise Price in effect at the time of such action and the number of shares of the Stock purchasable upon the exercise of the Warrants at that time shall be proportionately adjusted so that the numbers, rights, and privileges relating to the shares of the Stock then purchasable upon the exercise of the Warrants shall be increased, decreased or changed in like manner, for the same aggregate purchase price set forth in the Warrants, as if the Stock purchasable upon the exercise of the Warrants immediately prior to the event at issue had been issued, outstanding, fully paid and nonassessable at the time of that event

          (b) Upon the occurrence of any of the following events prior to the expiration of the Warrants either by their terms or their exercise, if the notice required by the Warrant Agreement has been given, the Warrants shall automatically terminate and be of no further force or effect whatsoever:
     (i) the merger or consolidation of the Corporation with one or more other corporations, regardless of which entity survives the transaction; or (ii) the dissolution or liquidation of the Corporation. Upon the occurrence of any of the following events prior to the expiration of the Warrants either by their terms or their exercise, notice of which events is not required, the Warrants shall automatically terminate and be of no further force or effect whatsoever: (i) the appointment of a receiver for all, or substantially all, of the Corporation s assets or business; or (ii) the appointment of a trustee for the Corporation after a petition has been filed for the Corporation s reorganization under applicable insolvency statutes.

          (c) Whenever the Exercise Price and the aggregate number of shares of Stock purchasable upon the exercise of Warrants shall be adjusted pursuant to subsection (a) above, the Board of Directors of the corporation shall determine the adjustment to be made, in accordance with the terms and conditions of this Agreement, and the Corporation promptly shall file with the Warrant Agent at the Corporate Office an Officers Certificate executed by the Corporation s President and Secretary or Assistant Secretary describing the adjustment and setting forth, in reasonable detail, the facts requiring such adjustment and the basis for and the calculation of such Agreement. Each such Officers Certificate shall be made available to the Warrant Holder for inspection at the Corporate Office at all reasonable times.

          (d) No adjustment of the Exercise Price or of the number of shares of stock purchasable upon the exercise of Warrants shall be made as a result of or in connection with the issuance of shares of the stock pursuant to
     (i) option plans, options, warrants and share purchase agreements outstanding or in effect as of the date of this Agreement, (ii) the establishment of additional option plans, or the modification, renewal or extension of any option plan in effect as of the date of this Agreement, or the issuance of shares of Stock pursuant to any such plan, (iii) any acquisition of property or assets by the corporation, or (iv) any compensation arrangement for the Corporation s officers, employees or agents.

     The Warrant Agreement is subject to amendment upon the approval of holders of at least two-thirds of the outstanding Warrants, except that no such amendment shall accelerate the Expiration Date or increase the Exercise Price without the approval of all the holders of all outstanding Warrants. A copy of the Warrant Agreement will be available at all reasonable times at the office of the Warrant Agent for inspection by any Warrant Holder. As a condition of such inspection, the Warrant Agent may require any Warrant Holder to submit his Warrant Certificate for inspection.

IMPORTANT: The Warrants represented by this Certificate may not be exercised by a Warrant Holder unless at the time of exercise the underlying Shares are qualified for sale, by registration or otherwise, in the state where the Warrant Holder resides or unless the issuance of the Shares would be exempt under the applicable state securities laws. Further, a registration statement under the Securities Act of 1933, as amended, covering the exercise of this Warrant must be in effect at the time of exercise and unless such registration statement is in effect at the time of exercise, the Company may decline to permit the exercise of this Warrant.

                                   ASSIGNMENT

        (Form of Assignment to be Executed if the Warrant Holder Desires
                     to Transfer Warrants Evidenced Hereby)

     FOR VALUE RECEIVED,------------------------------------------ hereby sells, assigns and transfers to ------------------------------------------------------
Please insert social security or other identifying number ---------------------
------------------------------------------------------------------------------.
Please print name and address including zip code.) ---------------------------------------------------------------------- Warrants
represented by this Warrant Certificate and does hereby irrevocably constitute and appoint -------------------------------------------------------------------
Attorney, to transfer said Warrants on the books of the Warrant Agent with full power of substitution in the premises.
Dated:
      ---------------------------------

                                      -----------------------------------------_
                                      Signature

(Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate)
Signature Guaranteed:

-----------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                    EXERCISE
             (Form of Exercise to be Executed if the Warrant Holder
                 Desires to Exercise Warrants Evidenced hereby)

WARRANT AGENT:

     The undersigned hereby irrevocably elects to exercise ------------- Warrants represented by this Warrant Certificate and to purchase thereunder the full number of Shares issuable upon exercise of such Warrants and encloses $----------- as the purchase price therefor, and requests that certificates for such Shares shall be issued in the name of, and cash for any fractional Shares shall be paid to, -------------------------------------------------------------.
Please insert social security or other identifying number --------------------.
-------------------------------------------------------------------------------
Please print name and address including zip code.)
--------------------------------------------------------------------------------
and, if said number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the unexercised number of Warrants evidenced by this Warrant Certificate be delivered to the Warrant Holder except as such unexercised number of Warrants may be assigned under the form of Assignment appearing hereon.
Dated:
      ---------------------------------

                                      -----------------------------------------_
                                      Signature

(Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate)
Signature Guaranteed:

-----------------------------

     NOTICE: Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock Exchange, Pacific Stock Exchange or American Stock Exchange.